EXHIBIT 10(Y)

AMENDMENT NO. 3, dated as of April 26, 2011 (this “Amendment”), by and among TARGET RECEIVABLES LLC (formerly known as TARGET RECEIVABLES CORPORATION), a Minnesota limited liability company (the “Transferor”), TARGET CORPORATION, a Minnesota corporation (“Target”), JPMN II Inc. (formerly known as BOTAC, Inc.), a Nevada corporation (the “Note Purchaser”), as Note Purchaser and CHASE BANK USA, NATIONAL ASSOCIATION, a national banking association (“Chase USA”), to the NOTE PURCHASE AGREEMENT, dated as of May 5, 2008, as amended by Amendment No. 1 thereto, dated as of November 10, 2009, and Amendment No. 2 thereto, dated as of January 31, 2011  (as amended, supplemented or otherwise modified, the “Note Purchase Agreement”), by and among the Transferor, Target, the Note Purchaser and Chase USA.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Note Purchase Agreement or, if not defined therein, in the other Basic Documents (as such term is defined in the Note Purchase Agreement).

W I T N E S S E T H:

WHEREAS, the Transferor or an affiliate of the Transferor would like to have the right to purchase the Floating Rate Asset-Backed Note (the “Note”) issued by Target Credit Card Owner Trust 2008-1 (the “Issuer”) upon at least 10 Business Days’ irrevocable prior written notice to Chase USA and the Note Purchaser;

WHEREAS, upon the purchase of the Note, the Note will be cancelled pursuant to Section 2.7 of the Indenture and Section 7.3 of the Series Supplement, the Issuer will be terminated and the receivables reconveyed to TRLLC;

WHEREAS, the parties to this Amendment desire to amend the Note Purchase Agreement pursuant to Section 15 thereof in order to provide for a right to allow the Transferor or an affiliate of the Transferor to purchase the Note;

WHEREAS, Section 15 of the Note Purchase Agreement provides that no amendment of any provision of the Note Purchase Agreement shall in any event be effective unless (i) such amendment be in writing and signed by the parties thereto and (ii) for so long as there is an Outstanding Series or Class that is rated by a Rating Agency, such Rating Agency shall be provided notice of any amendment of any provision of the Note Purchase Agreement; and

WHEREAS, the conditions precedent to the execution of this Amendment have been complied with.

NOW, THEREFORE, the parties hereto hereby are executing and delivering this Amendment in order to modify the Note Purchase Agreement in the manner set forth below.

ARTICLE I

Section 1.1             SECTION 21.  A new Section 21 shall be added and shall read as follows:

21.  Note Purchase.  (a)  The parties hereto agree that on any Business Day from, and including, September 30, 2011 to, and including, January 31, 2012, occurring after the Transferor has provided at least 10 Business Days’ irrevocable prior written notice to each of Chase USA and the Note Purchaser of the purchase of the Note, which notice shall specify the date on which payment for the Note shall occur (the “Purchase Date”), the Transferor or any of its affiliates, including Target, shall purchase the Note, in full, but not in part, by wire transfer of immediately available funds to the Indenture Trustee for further wire transfer to the Note Purchaser by 2:00 p.m. (New York time) on the Purchase Date (or via any other funds flow previously agreed upon between the Transferor and the Note Purchaser) in an amount equal to the sum of (i) the product of (x) the Note Principal Balance as of the most recent Distribution Date prior to such  purchase date and (y) one (1) minus the Adjustment Percentage for the most recent Distribution Date prior to such purchase date, (ii) accrued and unpaid interest up to but not including such purchase date and (iii) the amount specified for such date on Schedule A.

Any purchase of the Note in full described in this Section 21(a) shall constitute the full and final satisfaction of all monetary obligations due and owing to the Note Purchaser with respect to the Note.

(b)           In connection with a purchase pursuant to Section 21(a), each party hereto, including the Note Purchaser and Chase USA, hereby agrees to execute and deliver such purchase agreements, assignments, consents (including consents to amendments to the Basic Documents), or certificates as Target may reasonably deem necessary or appropriate, in form and substance reasonably satisfactory to each such party, including each of the Note Purchaser and Chase USA, in connection with the purchase of the Note contemplated in clause (a) above,  the cancellation of the Note, the termination of the Issuer and the termination of Target Credit Card Master Trust; provided, that neither the Note Purchaser nor Chase USA shall have any obligation under this Section 21(b) after the Purchase Date.

ARTICLE II

Section 2.1             Counterparts.  This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 2.2             Effect of Headings and Table of Contents.  The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 2.3             Separability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not be affected or impaired thereby.

Section 2.4            Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS

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LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

THE PARTIES HERETO HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE PURCHASE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 2.5             Effective Date.  This Amendment shall become effective as of the tenth (10th) Business Day after the day and year first above written (the “Effective Date”).  Any requirement of notice or delivery of any other document required in connection with this Amendment is hereby waived by each party entitled to such notice or other document.

Section 2.6             Binding Effect; Ratification.  (a) On and after the Effective Date,  (i) this Amendment shall be a part of the Note Purchase Agreement and (ii) each reference in the Note Purchase Agreement to “this Agreement”, “the Note Purchase Agreement”, “hereof”, “hereunder” or words of like import, and each reference in any other transaction document to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement as amended hereby.

(b) Except as expressly modified or amended in this Amendment, all of the terms, covenants, provisions, agreements and conditions of the Note Purchase Agreement are hereby ratified and confirmed in every respect and shall remain unmodified and unchanged and shall continue in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

TARGET RECEIVABLES LLC
(formerly known as TARGET RECEIVABLES CORPORATION)

By:	/s/ Sara J. Ross
	Name:	Sara J. Ross
	Title:	Vice President and Assistant Treasurer

TARGET CORPORATION

By:	/s/ Sara J. Ross
	Name:	Sara J. Ross
	Title:	Assistant Treasurer

JPMN II INC.

By:	/s/ Keith Schuck
	Name:	Keith Schuck
	Title:	Controller

CHASE BANK USA, NATIONAL ASSOCIATION

By:	/s/ David Hoyt
	Name:	David Hoyt
	Title:	Sr. Finance Director

Amendment No. 3

Note Purchase Agreement

Schedule A

DATE	AMOUNT	DATE	AMOUNT
9/30/2011	$103,000,000.00	12/1/2011	$93,765,957.45
10/1/2011	$102,851,063.83	12/2/2011	$93,617,021.28
10/2/2011	$102,702,127.66	12/3/2011	$93,468,085.11
10/3/2011	$102,553,191.49	12/4/2011	$93,319,148.94
10/4/2011	$102,404,255.32	12/5/2011	$93,170,212.77
10/5/2011	$102,255,319.15	12/6/2011	$93,021,276.60
10/6/2011	$102,106,382.98	12/7/2011	$92,872,340.43
10/7/2011	$101,957,446.81	12/8/2011	$92,723,404.26
10/8/2011	$101,808,510.64	12/9/2011	$92,574,468.09
10/9/2011	$101,659,574.47	12/10/2011	$92,425,531.91
10/10/2011	$101,510,638.30	12/11/2011	$92,276,595.74
10/11/2011	$101,361,702.13	12/12/2011	$92,127,659.57
10/12/2011	$101,212,765.96	12/13/2011	$91,978,723.40
10/13/2011	$101,063,829.79	12/14/2011	$91,829,787.23
10/14/2011	$100,914,893.62	12/15/2011	$91,680,851.06
10/15/2011	$100,765,957.45	12/16/2011	$91,531,914.89
10/16/2011	$100,617,021.28	12/17/2011	$91,382,978.72
10/17/2011	$100,468,085.11	12/18/2011	$91,234,042.55
10/18/2011	$100,319,148.94	12/19/2011	$91,085,106.38
10/19/2011	$100,170,212.77	12/20/2011	$90,936,170.21
10/20/2011	$100,021,276.60	12/21/2011	$90,787,234.04
10/21/2011	$99,872,340.43	12/22/2011	$90,638,297.87
10/22/2011	$99,723,404.26	12/23/2011	$90,489,361.70
10/23/2011	$99,574,468.09	12/24/2011	$90,340,425.53
10/24/2011	$99,425,531.91	12/25/2011	$90,191,489.36
10/25/2011	$99,276,595.74	12/26/2011	$90,042,553.19
10/26/2011	$99,127,659.57	12/27/2011	$89,893,617.02
10/27/2011	$98,978,723.40	12/28/2011	$89,744,680.85
10/28/2011	$98,829,787.23	12/29/2011	$89,595,744.68
10/29/2011	$98,680,851.06	12/30/2011	$89,446,808.51
10/30/2011	$98,531,914.89	12/31/2011	$89,297,872.34
10/31/2011	$98,382,978.72	1/1/2012	$89,148,936.17
11/1/2011	$98,234,042.55	1/2/2012	$89,000,000.00
11/2/2011	$98,085,106.38	1/3/2012	$88,851,063.83
11/3/2011	$97,936,170.21	1/4/2012	$88,702,127.66
11/4/2011	$97,787,234.04	1/5/2012	$88,553,191.49
11/5/2011	$97,638,297.87	1/6/2012	$88,404,255.32
11/6/2011	$97,489,361.70	1/7/2012	$88,255,319.15
11/7/2011	$97,340,425.53	1/8/2012	$88,106,382.98
11/8/2011	$97,191,489.36	1/9/2012	$87,957,446.81
11/9/2011	$97,042,553.19	1/10/2012	$87,808,510.64
11/10/2011	$96,893,617.02	1/11/2012	$87,659,574.47
11/11/2011	$96,744,680.85	1/12/2012	$87,510,638.30
11/12/2011	$96,595,744.68	1/13/2012	$87,361,702.13
11/13/2011	$96,446,808.51	1/14/2012	$87,212,765.96
11/14/2011	$96,297,872.34	1/15/2012	$87,063,829.79
11/15/2011	$96,148,936.17	1/16/2012	$86,914,893.62
11/16/2011	$96,000,000.00	1/17/2012	$86,765,957.45
11/17/2011	$95,851,063.83	1/18/2012	$86,617,021.28
11/18/2011	$95,702,127.66	1/19/2012	$86,468,085.11
11/19/2011	$95,553,191.49	1/20/2012	$86,319,148.94
11/20/2011	$95,404,255.32	1/21/2012	$86,170,212.77
11/21/2011	$95,255,319.15	1/22/2012	$86,021,276.60
11/22/2011	$95,106,382.98	1/23/2012	$85,872,340.43
11/23/2011	$94,957,446.81	1/24/2012	$85,723,404.26
11/24/2011	$94,808,510.64	1/25/2012	$85,574,468.09
11/25/2011	$94,659,574.47	1/26/2012	$85,425,531.92
11/26/2011	$94,510,638.30	1/27/2012	$85,276,595.75
11/27/2011	$94,361,702.13	1/28/2012	$85,127,659.58
11/28/2011	$94,212,765.96	1/29/2012	$84,978,723.41
11/29/2011	$94,063,829.79	1/30/2012	$84,829,787.24
11/30/2011	$93,914,893.62	1/31/2012	$84,680,851.07